Texas Capital Texas Equity Index ETF

NYSE Arca, Inc.: (TXS)

Summary Prospectus

April 30, 2025

Before you invest, you may want to review the Fund’s prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at https://fundsmanagement.texascapital.com/funds/txs/. You can also get this information at no cost by calling 1-844-822-3837 (844-TCB-ETFS) or by sending an email request to Fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated April 30, 2025, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

Texas Capital Texas Equity Index ETF (the “Texas Equity Index ETF” or the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Texas Capital Texas Equity Index (the “Texas Index” or the “Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees on your purchases and sales of Shares, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.49%
Distribution and/or Service (12b-1) Fee	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses(1)	0.49%

(1)	Pursuant to its Advisory Agreement, Texas Capital Bank Wealth Management Services, Inc., doing business as Texas Capital Bank Private Wealth Advisors (the “Adviser”) pays all other expenses of the Fund other than the fee payment under the Advisory Agreement, payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you paid in connection with the purchase or sale of Shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2024, the Fund’s portfolio turnover rate was 3% of the value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

The Fund is an exchange-traded fund (“ETF”) that employs a passive management or indexing investment approach designed to track the total return performance, before fees and expenses, of the Index.

Texas Capital Bank Wealth Management Services, Inc., doing business as Texas Capital Bank Private Wealth Advisors (“Texas Capital” or “Adviser”) believes that companies headquartered in Texas enjoy certain economic, regulatory, taxation, workforce and other benefits relative to companies headquartered in other states. In the Adviser’s view, the strong business environment in the State of Texas is demonstrated by, among other things, its infrastructure spending and resources, relatively low cost of conducting business, export data, and third-party rankings and recognitions.

In addition, the Texas economy is large and diverse. Key business sectors in Texas include advanced manufacturing; aerospace, aviation & defense; biotechnology & life sciences; corporate services; energy; and information technology. To represent the economic diversity of the State of Texas, the Index will use sector weightings corresponding to the industry contributions to the State of Texas Gross Domestic Product (“GDP”) as reported for the private sector by the U.S. Bureau of Economic Analysis. Within each sector allocation, the Index will use market-capitalization weightings to represent the public companies headquartered in the State of Texas operating within the identified sector. The Adviser believes that the Fund offers a cost-effective opportunity to invest directly in companies that benefit from the economic environment in Texas.

The Fund seeks to invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. The Fund may purchase a sample of securities in its Index. There may also be instances in which the Adviser may choose to underweight or overweight a security in the Fund’s Index, purchase securities not in the Fund’s Index that the Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.

The Fund may concentrate its investments (i.e., hold more than 25% of its assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

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INFORMATION ABOUT THE INDEX

The Texas Capital Texas Equity Index is a diversified, float-adjusted sector and, market-capitalization weighted index designed to reflect the performance of stocks in companies that are headquartered in Texas, as reflected in relevant federal and state regulatory filings. The Index will exclude companies whose market capitalization, float, trading volume, transferability restrictions or other impediments could diminish portfolio performance. As of March 31, 2025, the market capitalization of companies within the Index ranged from approximately $221 million to $833 billion. The Index is the intellectual property of Texas Capital. The creation, construction and maintenance of the Index is provided by Syntax (“Index Provider”), a separate company with separate personnel that is unaffiliated with Texas Capital. As of March 31, 2025, the key business sectors that are included in the Index include energy; industrials; consumer discretionary; and real estate.

Construction of the Index starts with an initial universe of the publicly trade U.S. equity securities issuers that are headquartered in Texas and are listed on either the New York Stock Exchange, the Nasdaq Stock Market (each, an “Eligible U.S. Exchange”) or both, and that meet the following criteria:

•	The listed entity files a US-entity SEC form (e.g., Form 10-K, Form 10-Q, Form S-1) and its most recent SEC filing designates the headquarters of the listed entity as Texas.
•	The listed entity’s financials as reported in its accounting statements are denominated in US Dollars (“USD”).
•	The listed entity is a corporation, where a real estate investment trust (“REIT”) qualifies as a corporation.
•	The listed shares are common stock.
•	Trades of the listed shares are denominated in USD.
•	Payments of the listed shares’ cash dividends are denominated in USD.

The composition of Index is then further defined by the following parameters:

Minimum Average Daily Trading Volume (“ADTV”)	The issuer must have a minimum ADTV of $3 million over the trailing 90-day period.
Minimum Market Capitalization	The issuer must have a minimum market capitalization of $250 million. Market Capitalization is based on the total value of all of an issuer’s shares of stock.
Minimum Free Float Market Capitalization	The issuer also must have a minimum free float market capitalization of $250 million. The difference between market capitalization and free float market capitalization is that market capitalization considers the total number of an issuers outstanding shares while the free float market capitalization considers only those shares that are actually available to the general public for trading.
Weighting	The weighting of issuers in the Index will be determined based on free float capitalization and will be neutral to sector weightings under the North American Industry Classification System (“NAICS”)(1) corresponding to the industry contributions to the State of Texas GDP as reported for the private sector by the U.S. Bureau of Economic Analysis. The minimum single security weight in the Index will be 0.05%. The maximum single security weight will be 10%.
Reconstitution and Rebalancing	The Index will be reconstituted and rebalanced quarterly, with index composition and related weight adjustments taken as necessary following extraordinary events (such as delisting, bankruptcy, mergers or takeovers of index components, stock splits, consolidations, or other corporate actions).
(1)	The NAICS is the standard used by Federal statistical agencies in classifying business establishments for the purpose of collecting, analyzing, and publishing statistical data related to the U.S. business economy. NAICS uses a production-oriented conceptual framework to group establishments into industries based on the activity in which they are primarily engaged. NAICS uses a six-digit hierarchical coding system to classify all economic activity into twenty industry sectors, five of which are primarily goods-producing sectors and fifteen are entirely services-providing sectors.

As of March 31, 2025, the Index included 206 publicly listed, Texas headquartered companies. It is designed to exclude companies whose market capitalization, float, trading volume, transferability restrictions or other impediments could diminish portfolio performance. The rules and methodologies of the Index are set forth in in the Syntax Texas Capital Texas Equity Index Methodology.

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PRINCIPAL INVESTMENT RISKS

The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Fund will achieve its investment objective.

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information about the Fund’s Principal Investment Risks”.

Texas Risk. Texas’ economy relies to a significant extent on certain key industries, such as the oil and gas industry (including drilling, production and refining), chemicals production, technology and telecommunications equipment manufacturing and international trade. Each of these industries has from time to time suffered from economic downturns, and adverse conditions in one or more of these industries could impair the ability of issuers of Texas municipal securities to pay principal or interest on their obligations.

Investment and Market Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or prolonged periods of time. Markets can decline in value sharply and unpredictably. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market.

Securities in the Fund’s portfolio may underperform due to geopolitical disputes, war, inflation (or expectations for inflation), interest rate changes, global demand for particular products or resources, supply chain disruptions, tariffs and other restrictions on trade, natural or environmental disasters, pandemics, epidemics, terrorism, social or political unrest, recessions, regulatory events and governmental or quasi-governmental actions. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The Fund’s portfolio is comprised of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, inflation, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market, or securities markets generally.

Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the Fund will not concentrate in a particular industry or group of industries.

Energy Sector Risk. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources, and the cost of providing the specific utility services and other factors that they cannot control.

Consumer Discretionary Sector Risk. The consumer discretionary sector comprises companies whose businesses are sensitive to economic cycles, such as manufacturers of high-end apparel and automobile and leisure companies. Companies in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Industrials Sector Risk. The industrials sector comprises companies who produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector be adversely affected by environmental damages, product liability claims and exchange rates.

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Real Estate Sector Risk. Companies in the real estate sector include companies that invest in real estate, such as REITs and real estate management and development companies. Companies that invest in real estate are subject to the risks of owning real estate directly as well as to risks that relate specifically to the way that such companies operate, including management risk. Adverse economic, business or political developments affecting real estate could have a major effect on the values of the Fund’s investments. Investing in real estate is subject to such risks as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the value of underlying properties and extended vacancies of properties. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

REIT Risk. Investments in REITS are subject to the risks associated with fluctuations in the value of the underlying properties held by the REIT, which include; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost, and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other economic, political, or regulatory occurrences, including the impact of changes in environmental laws.

Geographic Concentration Risk. Because the Fund and the Index will invest only in issuers headquartered in Texas, the Fund’s performance is expected to be closely tied to various factors such as social, financial, economic, and political conditions within that region. Events that negatively affect that region may cause the value of the Fund’s Shares to decrease, in some cases significantly. As a result, the Fund may be more volatile than more geographically diverse funds.

ETF Risks. The Fund is an ETF, and because of the ETF’s structure, it is exposed to the following risks:

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face trading halts or delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Large Shareholder Risk. From time to time, an AP, a third-party investor, an affiliate of the Adviser, or a fund may invest in the Fund and hold its investment for a specific time period to allow the Fund to achieve size or scale. There can be no assurance that any such entity will not redeem its investment or that the size of the Fund will be maintained at such levels, which could negatively impact the Fund.

Premium-Discount Risk. The Shares may trade above or below their NAV. The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on NYSE Arca, Inc. (the “Exchange”) or other securities exchanges. The existence of significant market volatility, disruptions to creations and redemptions, or potential lack of an active trading market for Shares (including through a trading halt), among other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV.

Trading Risk. Although Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

Trading Halt Risk. Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause the Fund itself to halt trading. In such market conditions, market, or stop-loss orders to sell the ETF shares may be executed at market prices that are significantly below NAV or investors might not even be able to transact in Shares if the Fund halts trading.

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Index Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities nor can they guarantee the availability or timeliness of the production of the Index.

Index Tracking Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses (including rebalancing expenses), and other transaction costs related to the normal operation of the Fund. These costs that may be incurred by the Fund are not incurred by the Index, which may make it more difficult for the Fund to track the Index.

Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk. Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than large-capitalization companies.

Small Capitalization Companies Risk. Investments in securities of small-cap companies may be riskier, more volatile, and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Small-cap companies often have less predictable earnings, more limited product lines, markets, distribution channels, or financial resources, and the management of such companies may be dependent on one or a few key people. The equity securities of small-cap companies are generally less liquid than the equity securities of larger companies.

New Adviser Risk. The Adviser does not have a long history of serving as an adviser to a registered mutual fund or ETF. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective.

Newer Fund Risk. The Fund has a limited history of operation. As a result, prospective investors have a limited track record or history on which to base their investment decisions. In addition, there can be no assurance that the Fund will grow to or maintain an economically viable size. Any liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.

Passive Investment Risk. The Fund is not actively managed, and the Adviser will not sell a security due to current or projected under performance of a security, industry, or sector, unless that security is removed from the Index by the Index Provider, who is unaffiliated with the Adviser. The Fund invests in securities included in the Index regardless of the Adviser’s independent analysis of the investment decision.

Geopolitical/Natural Disaster Risk. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures.

Risks Related to the Adviser’s Affiliations with Companies Included in the Index. The Fund’s adviser is affiliated with Texas Capital Bank, a Texas state bank, and TCBI Securities, Inc., doing business as Texas Capital Securities, a broker-dealer registered with FINRA and the Securities and Exchange Commission. Each of Texas Capital Bank and Texas Capital Securities conducts, or expects to conduct, business with companies whose equity securities are eligible for inclusion in the Index and may be owned by the ETF. The Adviser may have conflicts of interest with respect to voting shares in any company included in the Index.

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PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) the performance of the Fund’s Shares over the past calendar year; and (b) how the average annual returns of the Fund’s Shares for 1 year and since inception compare to those of the Fund’s Index, a broad-based securities market index, and an additional index with characteristics relevant to the Fund’s investment strategies. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is also available on the Fund’s website at https://fundsmanagement.texascapital.com/funds/txs/.

Annual Total Return for Year Ended December 31, 2024

•          During the period shown in the bar chart, the highest return for a quarter was 7.60% during the quarter ended March 31, 2024.

•	During the period shown in the bar chart, the lowest return for a quarter was 3.47% during the quarter ended June 30, 2024.

Average Annual Total Returns for Periods Ended December 31, 2024

This table compares the Fund’s average annual total returns for the periods ended December 31, 2024 to the Fund’s Index, a broad-based securities market index, and an additional index with characteristics relevant to the Fund’s investment strategies. The table also presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after tax-returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Since Inception (July 12, 2023)
Texas Capital Texas Equity Index ETF
Return Before Taxes	24.30%	20.76%
Return After Taxes on Distributions	24.03%	20.48%
Return After Taxes on Distributions and Sale of Fund Shares	14.55%	15.94%
Texas Capital Texas Equity Index (reflects no deduction for fees, expenses, or taxes)	24.73%	21.23%
VettaFi U.S. Equity 3000 Index (reflects no deduction for fees, expenses, or taxes)	23.80%	19.61%
Syntax U.S. 800 MidCap Index (reflects no deduction for fees, expenses, or taxes)	14.51%	13.28%

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INVESTMENT ADVISER AND PORTFOLIO MANAGER

Adviser: The Fund’s investment adviser is Texas Capital Bank Wealth Management Services, Inc., doing business as Texas Capital Bank Private Wealth Advisors.

Portfolio Manager: The Fund’s portfolio is managed by Carlos Pena, Vice President and Portfolio Manager. Mr. Pena became a Portfolio Manager of the Fund in December 2023.

SUMMARY INFORMATION ABOUT PURCHASES, SALES, TAXES,
AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, called “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s Shares are not redeemable securities.

The market price of Shares will fluctuate in response to changes in the value of a Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than NAV (a premium) or less than NAV (a discount). When buying or selling Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://fundsmanagement.texascapital.com/funds/txs/.

TAX INFORMATION

The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.

PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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